Vanguard U.S. Stock ETFs

Supplement to the Prospectus Dated April 29, 2009

Vanguard Small-Cap ETF

Vanguard Value ETF

Vanguard Mid-Cap Value ETF

For each Vanguard ETF, under Cumulative Total Returns as of the Most Recent Calendar Quarter Ended March 31, 2009, please replace the current information with the following:

Vanguard Small-Cap ETF				Since
(Since-inception returns are from January 26, 2004)	1	Year	5 Years	Inception
Return Based on NAV	–39.06%		–21.47%	–21.87%
Return Based on Market Price	–39.05		–21.39	–21.86
MSCI US Small Cap 1750 Index	–39.23		–21.82	–22.22
Vanguard Value ETF
(Since-inception returns are from January 26, 2004)
Return Based on NAV	–41.11%		–20.53%	–21.60%
Return Based on Market Price	–41.15		–20.67	–21.71
MSCI US Prime Market Value Index	–41.22		–20.48	–21.54
Vanguard Mid-Cap Value ETF
(Since-inception returns are from August 17, 2006)
Return Based on NAV	–40.06%		—	–41.00%
Return Based on Market Price	–40.10		—	–41.06
MSCI US Mid Cap Value Index	–40.01		—	–40.98

© 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS961 102009